UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT Money Market Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

As high a rate of current income as Putnam Investment Management, LLC, believes is consistent with preservation of capital and maintenance of liquidity

Net asset value June 30, 2014

Class IA: $1.00	Class IB: $1.00

Total return at net asset value

			Lipper VP (Underlying
			Funds) — Money
(as of 6/30/14)	Class IA shares*	Class IB shares†	Market Funds

6 months	0.00%	0.00%	–0.02%

1 year	0.01	0.01	–0.03

5 years	0.11	0.10	–0.09
Annualized	0.02	0.02	–0.02

10 years	17.36	15.89	15.81
Annualized	1.61	1.49	1.48

Life	148.76	143.46	147.99
Annualized	3.51	3.43	3.51

Current yield (as of 6/30/14)

Current 7-day
SEC yield
(without subsidy)	–0.30%	–0.55%

Current 7-day
SEC yield
(with subsidy)	0.01%	0.01%

For a portion of the periods, the fund had expense limitations or waivers, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The “Cash and net other assets” category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

Putnam VT Money Market Fund 1

Report from your fund’s managers

What was the interest-rate environment like during the first half of 2014?

Despite improving economic data that was, for the most part, stronger than expected, interest rates in most developed markets fell to their lowest levels by the end of the six-month period. Furthermore, volatility trended lower in the markets, as tensions over Ukraine temporarily eased and the European Central Bank took unprecedented steps to stimulate the eurozone economy. The Federal Reserve continued to steadily scale back its stimulative bond-buying program while affirming its commitment to low interest rates. Investors also seemed reassured that Fed Chair Janet Yellen could keep inflation in check without having to increase its benchmark interest rate during this transitional phase.

How did Putnam VT Money Market Fund perform during the reporting period?

The performance of money market securities was strongly influenced by the Fed’s decision to hold its benchmark federal funds rate in the 0% to 0.25% range. Accordingly, the fund performed in line with this rate environment.

What can you tell us about your investment approach in this environment?

Interest rates on the short end of the yield curve were flat to marginally lower for the period, as the seasonal supply of Treasury bills matured and Fed policy continued to hold short-term interest rates close to zero. We looked for investments that allowed us to extend maturities further out on the money-market yield curve to lock in attractive rates for longer periods and reduce volatility. We accomplished this by focusing on floating-rate securities with interest rates that reset on a one- or three-month basis. We also added exposure to U.S. Treasuries by purchasing longer-dated, floating-rate Treasury notes with two-year maturities that reset on a daily basis spread against the most recent 13-week Treasury bill. Additionally, we added exposure to corporate and bank issuers in commercial paper and certificates of deposit. Repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries and agency mortgages represented a large weighting in the portfolio throughout the period as they provided a regular source of liquidity.

With the European Central Bank committed to supporting the eurozone economy and financial institutions taking steps in an effort to bolster their creditworthiness, our outlook for Europe improved. Accordingly, we added French banks with maturities in the one- to two-month maturity time frame to augment the portfolio’s diversification.

Which fund holdings exemplified your investment approach?

We think that underlying bank fundamentals are improving and have invested in what we believe are large, creditworthy banks, such as U.S. Bank NA and National Australia Bank. The fund also held commercial paper issued by Toyota Motor Credit Corporation, one of the world’s largest manufacturers of automobiles. In the tax-exempt commercial paper market, the fund had exposure to what we view as high-quality universities, including the University of Chicago, and health-service providers, such as Trinity Health.

We continue to find what we believe are attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Chariot Funding and Regency Markets. We focused on ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as commercial and auto loans, as well as other asset types that have ample third-party structural support and strong management and sponsorship.

What are your thoughts about the future course of interest rates?

The first half of 2014 ushered in a different global economic environment from the past five years as stimulus programs in developed markets were being wound down. As investors continue to mull over how quickly reductions in the Fed’s stimulus campaign will be followed by increases in short-term interest rates, we expect rate volatility to continue given myriad macroeconomic factors that are beyond the central bank’s control. However, while we expect some upward pressure on rates in the coming months, we ultimately think it will have limited impact on shorter-term fixed-income rates until we are closer to when the Fed actively begins raising its benchmark rate. In this environment, we believe the fund can play a valuable role in a diversified portfolio by helping to soften the volatility of returns as investors absorb Fed policy adjustments.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

2 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll, CFA, joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

NOTE REGARDING RECENT SEC AMENDMENTS

In July 2014, the Securities and Exchange Commission adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam VT Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Investments is evaluating the SEC’s adopted rules and their potential impact on the fund, and will provide further updates once our review is complete.

Putnam VT Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$0.64	$0.64	$0.65	$0.65

Ending value
(after expenses)	$1,000.05	$1,000.05	$1,024.15	$1,024.15

Annualized
expense ratio	0.13%	0.13%	0.13%	0.13%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Money Market Fund

The fund’s portfolio 6/30/14 (Unaudited)

COMMERCIAL		Maturity	Principal
PAPER (28.0%)*	Yield (%)	date	amount	Value

American Honda
Finance Corp.	0.110	7/7/14	$700,000	$699,984

American Honda
Finance Corp.	0.100	8/21/14	900,000	899,873

Australia & New Zealand
Banking Group, Ltd.
144A (Australia)	0.221	9/5/14	2,225,000	2,225,000

Bank of America, NA
Ser. GLOB	0.130	7/21/14	1,425,000	1,425,032

BMW US Capital, LLC	0.100	7/14/14	800,000	799,971

BPCE SA (France)	0.200	8/1/14	775,000	774,867

Chevron Corp.	0.110	9/17/14	1,575,000	1,574,625

Coca-Cola Co. (The)	0.200	7/21/14	1,300,000	1,299,856

Coca-Cola Co. (The) 144A	0.150	9/9/14	1,100,000	1,099,679

COFCO Capital Corp (Rabobank
Nederland/NY (LOC))	0.180	7/15/14	1,100,000	1,099,923

Commonwealth Bank
of Australia 144A
(Australia)	0.221	12/5/14	1,575,000	1,575,000

Commonwealth Bank
of Australia 144A
(Australia)	0.182	10/1/14	950,000	950,000

DnB Bank ASA 144A
(Norway)	0.230	10/7/14	1,600,000	1,598,998

DnB Bank ASA 144A
(Norway)	0.220	8/4/14	900,000	899,813

Export Development
Canada (Canada)	0.140	8/5/14	900,000	899,878

General Electric
Capital Corp.	0.180	12/15/14	2,300,000	2,298,080

HSBC Bank PLC 144A
(United Kingdom)	0.234	10/3/14	900,000	900,000

HSBC USA, Inc.
(United Kingdom)	0.261	9/12/14	900,000	899,526

HSBC USA, Inc.
(United Kingdom)	0.240	10/6/14	675,000	674,564

Nestle Capital Corp.	0.170	7/8/14	1,600,000	1,599,947

Nordea Bank AB (Sweden)	0.230	10/6/14	500,000	499,690

Nordea Bank AB 144A
(Sweden)	0.210	9/9/14	1,250,000	1,249,490

Proctor & Gamble Co. (The)	0.150	10/27/14	1,125,000	1,124,447

Proctor & Gamble Co.
(The) 144A	0.120	9/16/14	1,200,000	1,199,692

Prudential PLC
(United Kingdom)	0.150	7/30/14	1,625,000	1,624,804

Rabobank USA
Financial Corp.
(Netherlands)	0.160	7/10/14	475,000	474,981

Roche Holdings, Inc.
144A (Switzerland)	0.100	8/5/14	2,350,000	2,349,772

Skandinaviska Enskilda
Banken (Sweden)	0.185	8/5/14	825,000	824,852

Skandinaviska Enskilda
Banken (Sweden)	0.160	7/14/14	750,000	749,957

Standard Chartered
Bank/New York 144A	0.190	8/7/14	925,000	924,819

Standard Chartered
Bank/New York 144A	0.190	7/3/14	725,000	724,992

State Street Corp.	0.180	12/1/14	1,750,000	1,748,661

COMMERCIAL		Maturity		Principal
PAPER (28.0%)* cont.	Yield (%)	date		amount	Value

State Street Corp.	0.150	11/6/14		$600,000	$599,680

Sumitomo Mitsui
Banking Corp./New York
(Japan)	0.170	7/22/14		575,000	574,943

Svenska Handelsbanken/
New York, NY (Sweden)	0.200	12/1/14		300,000	299,745

Swedbank AB (Sweden)	0.175	9/19/14		1,575,000	1,574,388

Toyota Motor Credit Corp.	0.200	9/8/14		1,825,000	1,824,300

Toyota Motor Credit Corp.	0.190	12/1/14		550,000	549,556

Westpac Banking Corp.
144A (Australia)	0.201	8/7/14		1,250,000	1,250,001

Total commercial paper (cost $44,363,386)					$44,363,386

REPURCHASE AGREEMENTS (25.0%)*			Principal amount		Value

Interest in $357,933,000 joint tri-party
repurchase agreement dated 6/30/14
with Citigroup Global Markets, Inc./Salomon
Brothers due 7/1/14 — maturity value
of $13,219,037 for an effective yield
of 0.10% (collateralized by a
mortgage backed security and various
U.S. Treasury notes and bonds with coupon rates
ranging from 0.125% to 5.500% and due dates
ranging from 6/30/15 to 2/15/44, valued at
$365,091,754)			$13,219,000		$13,219,000

Interest in $249,954,000 joint tri-party
repurchase agreement dated 6/30/14
with Merrill Lynch, Pierce, Fenner and
Smith Inc. due 7/1/14 — maturity value
of $13,200,037 for an effective yield
of 0.10% (collateralized by a mortgage
backed security with a coupon rate of
4.000% and a due date of 6/1/42,
valued at $254,953,081)				13,200,000	13,200,000

Interest in $200,000,000 joint tri-party
repurchase agreement dated 6/30/14 with RBC
Capital Markets, LLC due 7/1/14 — maturity
value of $13,200,033 for an effective yield
of 0.090% (collateralized by various mortgage
backed securities with coupon rates ranging from
2.500% to 5.000% and due dates ranging from
1/1/28 to 3/1/44, valued at $204,000,510)				13,200,000	13,200,000

Total repurchase agreements (cost $39,619,000)					$39,619,000

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (12.3%)*	Yield (%)	date	Rating**	amount	Value

Illinois (2.0%)
Illinois State
Educational Facilities
Authority VRDN (Lake
Forest Open
Lands) (Northern
Trust Co. (LOC)) M	0.080	8/1/33	A-1+	$1,000,000	$1,000,000

University of Chicago
Commercial Paper,
Ser. A	0.150	10/6/14	P-1	1,300,000	1,299,475

University of Chicago
Commercial Paper,
Ser. A	0.130	9/8/14	P-1	950,000	949,763

					3,249,238
Indiana (0.6%)
St. Joseph County
Commercial Paper
(University of Notre Dame)	0.162	8/6/14	P-1	1,000,000	999,840

					999,840

Putnam VT Money Market Fund 5

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (12.3%)* cont.	Yield (%)	date	Rating**	amount	Value

Maryland (1.5%)
Johns Hopkins University
Commercial Paper Ser. A	0.125	8/7/14	P-1	$500,000	$499,982

Johns Hopkins University
Commercial Paper Ser. C	0.130	9/17/14	P-1	1,175,000	1,175,000

Johns Hopkins University
Commercial Paper Ser. C	0.130	9/10/14	P-1	700,000	700,000

					2,374,982
Massachusetts (1.5%)
President and Fellows
of Harvard College
Commercial Paper	0.160	12/8/14	P-1	1,825,000	1,823,702

President and Fellows
of Harvard College
Commercial Paper	0.140	9/8/14	P-1	525,000	524,859

					2,348,561
Michigan (1.0%)
Trinity Health Corporation
Commercial Paper	0.127	9/10/14	P-1	1,550,000	1,549,611

					1,549,611
New York (0.5%)
Trustees of Columbia
University in the City
of New York Commercial
Paper	0.120	9/25/14	P-1	750,000	750,000

					750,000
North Carolina (1.5%)
Duke University
Commercial Paper,
Ser. B-98	0.110	8/12/14	P-1	2,400,000	2,399,692

					2,399,692
Texas (3.4%)
Board of Regents
of Texas Tech
University Revenue
Financing System
Commercial Paper,
Ser. A	0.150	9/10/14	P-1	1,800,000	1,800,000

Board of Regents
of Texas Tech
University Revenue
Financing System
Commercial Paper,
Ser. A	0.099	8/6/14	P-1	500,000	499,995

Harris County Health
Facilities Development
Authority VRDN (Texas
Childrens Hospital),
Ser. B-1 M	0.050	10/1/29	VMIG1	455,000	455,000

The Board of Regents
of The Texas A&M
University System
Commercial Paper,
Ser. B	0.130	8/4/14	P-1	1,125,000	1,125,000

University of Texas
System Board of Regents
Revenue Financing
System Commercial
Paper, Ser. A	0.090	7/7/14	P-1	1,500,000	1,500,000

					5,379,995
Virginia (0.3%)
Regents of University
of Virginia Commercial
Paper, Ser. 03-A	0.125	8/7/14	P-1	500,000	499,982

					499,982

Total municipal bonds and notes (cost $19,551,901)					$19,551,901

ASSET-BACKED COMMERCIAL		Maturity	Principal
PAPER (10.8%)*	Yield (%)	date	amount	Value

Chariot Funding, LLC	0.170	10/9/14	$500,000	$499,764

Chariot Funding, LLC	0.170	8/27/14	770,000	769,793

Chariot Funding, LLC	0.134	8/28/14	1,075,000	1,074,767

Fairway Finance Corp.
144A (Canada)	0.172	10/6/14	1,200,000	1,200,000

Gemini
Securitization Corp., LLC	0.210	7/14/14	775,000	774,941

Jupiter
Securitization Co., LLC	0.158	8/22/14	850,000	849,791

Jupiter
Securitization Co., LLC	0.100	7/7/14	1,250,000	1,249,979

Liberty Street
Funding, LLC (Canada)	0.170	7/7/14	1,175,000	1,174,967

MetLife Short Term
Funding, LLC	0.180	9/15/14	900,000	899,658

MetLife Short Term
Funding, LLC	0.180	8/25/14	1,600,000	1,599,560

Old Line Funding, LLC
144A	0.182	8/6/14	2,600,000	2,600,000

Regency Markets No.
1, LLC 144A	0.140	7/15/14	1,250,000	1,249,932

Thunder Bay Funding, LLC
144A	0.190	8/25/14	2,425,000	2,424,296

Working Capital
Management Co. (Japan)	0.140	7/14/14	775,000	774,961

Total asset-backed commercial paper (cost $17,142,409)				$17,142,409

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (9.9%)*	rate (%)	date	amount	Value

Bank of Nova
Scotia/Houston FRN	0.221	9/4/14	$1,300,000	$1,300,000

Bank of Tokyo-Mitsubishi
UFJ, Ltd. (The) (Japan)	0.245	11/10/14	2,400,000	2,397,847

Canadian Imperial Bank
of Commerce/New York,
NY FRN	0.363	8/11/14	575,000	575,105

Canadian Imperial Bank
of Commerce/New York,
NY FRN	0.224	6/17/15	1,750,000	1,750,000

JPMorgan Chase Bank	0.420	8/11/14	500,000	500,153

Sumitomo Mitsui
Banking Corp./New York
(Japan)	0.250	10/22/14	1,800,000	1,800,000

Svenska
Handelsbanken/New York,
NY FRN (Sweden)	0.401	12/19/14	2,000,000	2,001,672

Toronto-Dominion Bank/NY
FRN (Canada)	0.214	11/18/14	2,700,000	2,700,000

Westpac Banking Corp./NY
FRN (Australia)	0.258	7/18/14	2,700,000	2,700,000

Total certificates of deposit (cost $15,724,777)				$15,724,777

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (5.3%)*	rate (%)	date	amount	Value

Banking (5.3%)
Bank of New York
Mellon Corp. (The)
sr. unsec. unsub. FRN,
Ser. MTN	1.077	11/24/14	$500,000	$501,851

National Australia Bank,
Ltd. notes (Australia)	0.217	2/26/15	1,300,000	1,300,000

6 Putnam VT Money Market Fund

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (5.3%)* cont.	rate (%)	date	amount	Value

National Australia Bank,
Ltd. 144A sr. unsec.
FRN (Australia)	0.528	1/22/15	$1,100,000	$1,101,974

Nordea Bank AB 144A
sr. unsec.
unsub. notes Ser. 2
(Sweden)	3.700	11/13/14	750,000	759,414

U.S. Bank,
NA/Cincinnati, OH
unsec. sub. FRN,
Ser. BKNT	0.507	10/14/14	2,350,000	2,351,674

Wells Fargo & Co.
sr. unsec. unsub. FRN	1.154	6/26/15	800,000	806,728

Wells Fargo Bank, NA
sr. unsec. FRN,
Ser. MTN M	0.321	7/15/19	1,500,000	1,500,000

Total corporate bonds and notes (cost $8,321,641)				$8,321,641

MUTUAL FUNDS (4.1%)*			Shares	Value

Putnam Money Market
Liquidity Fund 0.07% L			6,425,000	$6,425,000

Total mutual funds (cost $6,425,000)				$6,425,000

U.S. TREASURY	Interest	Maturity	Principal
OBLIGATIONS (2.2%)*	rate (%)	date	amount	Value

U.S. Treasury Notes FRN	0.940	4/30/16	$1,590,000	$1,590,097

U.S. Treasury Notes FRN	0.070	1/31/16	1,850,000	1,849,578

Total U.S. Treasury obligations (cost $3,439,675)				$3,439,675

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (1.7%)*	Yield (%)	date	amount	Value

Federal Home Loan Bank
unsec. discount notes	0.120	8/1/14	$1,500,000	$1,499,845

Federal Home Loan
Mortgage Corporation
unsec. discount notes	0.120	7/1/14	1,150,000	1,150,000

Total U.S. government agency obligations (cost $2,649,845)				$2,649,845

Total investments (cost $157,237,634)				$157,237,634

Key to holding’s abbreviations
BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes, which are floating-rate securi-
ties with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly.
The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $158,460,456.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.0%	Norway	1.6%

Australia	7.1	Switzerland	1.5

Sweden	5.1	France	0.5

Canada	3.8	Netherlands	0.3

Japan	3.5	Total	100.0%

United Kingdom	2.6

Putnam VT Money Market Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$17,142,409	$—

Certificates of deposit	—	15,724,777	—

Commercial paper	—	44,363,386	—

Corporate bonds and notes	—	8,321,641	—

Municipal bonds and notes	—	19,551,901	—

Mutual funds	6,425,000	—	—

Repurchase agreements	—	39,619,000	—

U.S. government agency obligations	—	2,649,845	—

U.S. treasury obligations	—	3,439,675	—

Totals by level	$6,425,000	$150,812,634	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Money Market Fund

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $111,193,634)	$111,193,634

Affiliated issuers (identified cost $6,425,000) (Notes 1 and 5)	6,425,000

Repurchase agreements (identified cost $39,619,000)	39,619,000

Cash	549

Interest and other receivables	60,795

Receivable for shares of the fund sold	1,536,587

Receivable for investments sold	1,500,000

Total assets	160,335,565

Liabilities

Payable for investments purchased	1,500,000

Payable for shares of the fund repurchased	191,471

Payable for compensation of Manager (Note 2)	1,126

Payable for custodian fees (Note 2)	3,370

Payable for investor servicing fees (Note 2)	26,677

Payable for Trustee compensation and expenses (Note 2)	105,571

Payable for administrative services (Note 2)	261

Other accrued expenses	46,633

Total liabilities	1,875,109

Net assets	$158,460,456

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$158,691,126

Accumulated net realized loss on investments (Note 1)	(230,670)

Total — Representing net assets applicable to capital shares outstanding	$158,460,456

Computation of net asset value Class IA

Net assets	$75,384,893

Number of shares outstanding	75,506,876

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$83,075,563

Number of shares outstanding	83,205,620

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 9

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Interest (including interest income of $1,909 from investments in affi liated issuers) (Note 5)	$117,114

Expenses

Compensation of Manager (Note 2)	232,793

Investor servicing fees (Note 2)	83,299

Custodian fees (Note 2)	6,410

Trustee compensation and expenses (Note 2)	5,385

Distribution fees (Note 2)	106,466

Administrative services (Note 2)	1,710

Other	47,710

Fees waived and reimbursed by Manager (Note 2)	(374,933)

Total expenses	108,840

Expense reduction (Note 2)	—

Net expenses	108,840

Net investment income	8,274

Net realized gain on investments (Notes 1 and 3)	—

Net gain on investments	—

Net increase in net assets resulting from operations	$8,274

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Decrease in net assets

Operations:

Net investment income	$8,274	$19,339

Net realized gain on investments	—	8,594

Net increase in net assets resulting from operations	8,274	27,933

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,008)	(9,315)

Class IB	(4,266)	(10,024)

Decrease from capital share transactions (Note 4)	(18,078,821)	(37,514,742)

Total decrease in net assets	(18,078,821)	(37,506,148)

Net assets:

Beginning of period	176,539,277	214,045,425

End of period	$158,460,456	$176,539,277

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS				RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c,e]	Ratio of net investment income (loss) to average neta ssets (%)[e]

Class IA

6/30/14†	$1.00	—[d]	(.0029)	(.0029)	—[d]	—[d]	$1.00	—*[f]	$75,385.07		—[f]

12/31/13	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	85,017.16		.01

12/31/12	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	99,707.24		.01

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	123,847.20		.01

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	138,561.26		.03

12/31/09	1.00	.0036	—[d]	.0036	(.0035)	(.0035)	1.00	.35	178,927	.47[g]	.39[g]

Class IB

6/30/14†	$1.00	—[d]	(.0029)	(.0029)	—[d]	—[d]	$1.00	—*[f]	$83,076.07		.01

12/31/13	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	91,523.16		.01

12/31/12	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	114,339.24		.01

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	133,349.20		.01

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	163,998.26		.03

12/31/09	1.00	.0022	—[d]	.0022	(.0021)	(.0021)	1.00	.21	191,806	.62[g]	.24[g]

* Not annualized.

† Unaudited.

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.001 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	6/30/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Class IA	0.16%	0.30%	0.22%	0.26%	0.19%	0.07%

Class IB	0.29	0.55	0.47	0.51	0.44	0.17

f Amount represents less than 0.01%.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.04% of average net assets as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 11

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2013, the fund had a capital loss carryover of $230,670 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$96,190	N/A	$96,190	12/31/16

134,480	N/A	134,480	12/31/18

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

12 Putnam VT Money Market Fund

losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.

For the reporting period, Putnam Management waived $374,933 as a result of this waiver, which includes $106,466 of class IB specific distribution fees from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$40,352
Class IB	42,947

Total	$83,299

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $101, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$106,466

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $5,456,450,475 and $5,476,053,694, respectively.

Putnam VT Money Market Fund 13

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	11,802,046	$11,802,046	33,448,940	$33,448,940	10,435,815	$10,435,815	27,987,065	$27,987,065

Shares issued in connection with reinvestment
of distributions	4,008	4,008	9,315	9,315	4,266	4,266	10,024	10,024

	11,806,054	11,806,054	33,458,255	33,458,255	10,440,081	10,440,081	27,997,089	27,997,089

Shares repurchased	(21,437,764)	(21,437,764)	(48,152,301)	(48,152,301)	(18,887,192)	(18,887,192)	(50,817,785)	(50,817,785)

Net decrease	(9,631,710)	$(9,631,710)	(14,694,046)	$(14,694,046)	(8,447,111)	$(8,447,111)	(22,820,696)	$(22,820,696)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$8,000,000	$—	$1,575,000	$1,909	$6,425,000

Total	$8,000,000	$—	$1,575,000	$1,909	$6,425,000

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets, Inc./	Merrill Lynch, Pierce, Fenner	RBC Capital
	Salomon Brothers	and Smith Inc.	Markets, LLC	Total

Assets:

Repurchase agreements**	$13,219,000	$13,200,000	$13,200,000	$39,619,000

Total Assets	$13,219,000	$13,200,000	$13,200,000	$39,619,000

Total Financial and Derivative Net Assets	$13,219,000	$13,200,000	$13,200,000	$39,619,000

Total collateral received (pledged)†##	$13,219,000	$13,200,000	$13,200,000

Net amount	$—	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8 — Note regarding recent Securities and Exchange Commission (“SEC”) rule amendments

In July 2014, the SEC adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam VT Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Management is evaluating the SEC’s adopted rules and their potential impact on the fund and its financial statements.

14 Putnam VT Money Market Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

154,124,612	7,513,528	11,452,712	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

Putnam VT Money Market Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under

16 Putnam VT Money Market Fund

management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, Putnam Management and Putnam Retail Management (“PRM”) voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2013. This fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year,

Putnam VT Money Market Fund 17

three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 91, 90 and 85 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with PRM, both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Putnam VT Money Market Fund

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Money Market Fund 21

This report has been prepared for the shareholders	H517
of Putnam VT Money Market Fund.	289199 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014